                                 EXHIBIT 10(i)





                      THE VALLEY NATIONAL BANK OF ARIZONA
                          SUPPLEMENTAL EXCESS BENEFIT
                                RETIREMENT PLAN

                             TABLE OF CONTENTS

                                                        Page
                                                        ----
ARTICLE ONE - PREAMBLE                                     1

ARTICLE TWO - CONSTRUCTION                                 1

ARTICLE THREE - ELIGIBILITY AND PARTICIPATION              2

ARTICLE FOUR - BENEFITS                                    2

ARTICLE FIVE - PAYMENT OF BENEFITS                         3

ARTICLE SIX - FUNDING                                      4

ARTICLE SEVEN - ADMINISTRATION                             4

ARTICLE EIGHT - AMENDMENT AND TERMINATION OF
                THE PLAN                                   4

ARTICLE NINE - ASSIGNMENT                                  4

ARTICLE TEN - WITHHOLDING                                  5

ARTICLE ELEVEN - OTHER BENEFIT PLANS OF THE
                 BANK OR AFFILIATED COMPANIES              5

ARTICLE TWELVE - MISCELLANEOUS                             5

                      THE VALLEY NATIONAL BANK OF ARIZONA

                  SUPPLEMENTAL EXCESS BENEFIT RETIREMENT PLAN

                                  ARTICLE ONE

                                    PREAMBLE

          THE VALLEY NATIONAL BANK OF ARIZONA, a national banking association, hereinafter referred to as the "Bank," previously adopted THE RETIREMENT PLAN FOR EMPLOYEES OF THE VALLEY NATIONAL BANK OF ARIZONA, hereinafter referred to as the "Retirement Plan" and the INVESTMENT INCENTIVE PLAN FOR EMPLOYEES OF THE VALLEY NATIONAL BANK OF ARIZONA, hereinafter referred to as the "Investment Incentive Plan." The Retire-ment Plan and the Investment Incentive Plan are subject to the benefit and contribution limitations of Section 415 of the Internal Revenue Code, hereinafter referred to as the "Code." By reason of the limitations of Section 415 of the Code, as incorporated in the Retirement Plan and Investment Incentive Plan, a Participant's benefits under such Plans may be reduced from the benefits which would otherwise be payable under such Plans in the absence of the benefit and contribu-tion limitations of Section 415. The Employee Retirement Income Security Act of 1974, hereinafter referred to as the "Act" authorizes the Bank to establish an "excess benefit plan" for the purpose of providing retirement benefits to certain employees in excess of the benefits permitted under the Plans by reason of Section 415 of the Code. Pursuant to such authorization, the Bank adopted THE VALLEY NATIONAL BANK OF ARIZONA SUPPLEMENTAL EXCESS BENEFIT RETIREMENT PLAN, hereinafter referred to as the "Plan," effective January 1, 1983, to apply to Participants in the Retirement Plan. By this amendment and restatement in the entirety, the Bank hereby amends the Plan to extend coverage to Participants in the Investment Incentive Plan effective as of January 1, 1983.

                                  ARTICLE TWO

                                  CONSTRUCTION

          Terms capitalized in the Plan shall have the meaning given in Article Two of the Retirement Plan and Article Two of the Investment Incentive Plan, whichever is applicable, governing definitions and construction, except where such terms are otherwise defined in the Plan. If any provision of the Plan is determined for any reason to be invalid or unenforceable, the remaining provisions shall con-tinue in full force and effect. All of the provisions of the Plan shall be construed and enforced according to the laws of the State of Arizona, and shall be administered according to the laws of such state, except as otherwise re-quired by the Act, the Code or other applicable Federal law. It is the intention of the Bank that the Plan, as adopted by the Bank, shall constitute an "excess benefit plan" as de-fined in Section 3(36) of the Act. Benefits under the Plan shall be paid from the general assets of the Bank and/or Affiliated Companies, and not from any trust fund or other segregated fund. The Plan shall be construed in a manner consistent with the Bank's intention.

                                 ARTICLE THREE

                         ELIGIBILITY AND PARTICIPATION

          The Executive Committee of the Board of Directors of the Bank shall designate for participation in the Plan Employees of the Bank and/or Affiliated Companies who are Participants in the Retirement Plan and/or the Investment Incentive Plan. Designation of participants in the Plan may be made individually or by group designation, or both, as determined by the Executive Committee. An Employee who is eligible to participate in the Plan shall commence partici-pation as of the first day of the Plan Year in which the Executive Committee designates the Employee for participation in the Plan. Such participation shall continue until the Executive Committee informs the participant in writing that he is no longer eligible to participate in the Plan.

                                  ARTICLE FOUR

                                    BENEFITS

          Any participant in this Plan who is a Participant of the Retirement Plan and who receives a benefit under the Retirement Plan (or such participant's surviving spouse or annuitant in the event of the participant's death) shall be entitled to a monthly benefit payable hereunder in accordance with ARTICLE FIVE of the Plan, equal to the excess, if any, of (a) the amount of such participant's monthly benefit (or the surviving spouse's or annuitant's monthly benefit if the participant has died) under the Retirement Plan determined without regard to the limitations of Section 4.3 of the Retirement Plan and Section 415 of the Code, over (b) the amount of such participant's monthly benefit (or the sur-viving spouse's or annuitant's monthly benefit if the par-ticipant has died) actually payable under the Retirement Plan, as determined under the provisions of the Retirement

Plan, subject to Section 4.3 of the Retirement Plan and
Section 415 of the Code.

           Any participant in this Plan who is a Participant in the Investment Incentive Plan and who has Accounts under the Investment Incentive Plan (or such participant's surviv-ing spouse or designated beneficiary in the event of the participant's death), shall be entitled to a benefit payable hereunder in accordance with ARTICLE FIVE of the Plan, equal to the excess, if any, of (a) the total amount which would be allocated to the participant's Accounts under the Investment Incentive Plan, without regard to the limitations of Section 415 of the Code as incorporated therein, over (b) the amount actually allocated to the participant's Accounts under the Investment Incentive Plan as a result of the limitations of
Section 415 of the Code as incorporated therein. The par-ticipant shall be credited with interest on the amount so determined at the currently prevailing rate credited to the Money Market Fund of the Investment Incentive Plan as of each Accounting Date under the Investment Incentive Plan.

           Benefits payable under this Plan shall be payable to a participant (or the participant's spouse, beneficiary or other annuitant if the participant has died) in the same manner and subject to all the same options, conditions, privileges and restrictions as are applicable to the benefits payable to the participant (or his spouse, beneficiary or other annuitant) under the Retirement Plan and/or Investment Incentive Plan, as though such benefits were payable under the Retirement Plan and/or the Investment Incentive Plan, without, however, taking into account the limitations of
Section 415 of the Code as set forth in the Retirement Plan and the Investment Incentive Plan. An election of mode of payment under the Retirement Plan and/or the Investment Incentive Plan shall constitute an election under this Plan.

                                  ARTICLE FIVE

                              PAYMENT OF BENEFITS

           Benefits under the Plan shall become payable when a participant (or his spouse, beneficiary or annuitant if the participant has died) begins to receive payments under the Retirement Plan and/or the Investment Incentive Plan, and shall be payable by the Bank or the Affiliated Company that employed that participant in the same manner and at the same time as the benefits payable to the participant (or his spouse, beneficiary or annuitant if the participant has died) under the Retirement Plan and/or the Investment Incentive Plan, as though such benefits were payable under the Retirement Plan and/or the Investment Incentive Plan.

                                  ARTICLE SIX

                                    FUNDING

           Benefits under the Plan shall be paid from the general assets of the Bank and/or Affiliated Companies, and shall not be segregated in a trust fund or otherwise funded in any manner prior to the time of payment. The Bank and Affiliated Companies may, in their sole discretion, accrue and/or accumulate reserves to fund benefits under the Plan. Such reserves, if any, shall constitute general assets of the Bank and Affiliated Companies. No participant shall have any vested rights hereunder nor any right hereunder to any specific assets of the Bank and/or Affiliated Companies.

                                 ARTICLE SEVEN

                                 ADMINISTRATION

           The Plan will be administered by the Committee which administers the Retirement Plan. With respect to administration of the Plan, the provisions of Article Eleven of the Retirement Plan, governing the powers of the Commit-tee, claim procedures and the scope of responsibility of the Committee shall be fully applicable.

                                 ARTICLE EIGHT

                     AMENDMENT AND TERMINATION OF THE PLAN

           The Plan may be amended in whole or in part, prospectively or retroactively, by action of the Bank's Board of Directors, and may be terminated at any time by action of the Bank's Board of Directors; provided, how-ever, that no such amendment or termination shall reduce any amount payable hereunder to the extent such amount accrued prior to the date of amendment or termination.

                                  ARTICLE NINE

                                   ASSIGNMENT

           No participant or beneficiary of a participant shall have any right to assign, pledge, hypothecate, antici-pate or any way create a lien on any amounts payable here-under. No amounts payable hereunder shall be subject to assignment or transfer or otherwise be alienable, either by voluntary or involuntary act, or by operation of law, or sub-ject to attachment, execution, garnishment, sequestration or other seizure under any legal, equitable or other process, or be liable in any way for the debts or defaults of partici-pants and their beneficiaries.

                                  ARTICLE TEN

                                  WITHHOLDING

          Any taxes required to be withheld from payments to participants hereunder shall be deducted and withheld by the Bank or the Affiliated Company making such payments.

                                 ARTICLE ELEVEN

            OTHER BENEFIT PLANS OF THE BANK OR AFFILIATED COMPANIES

          Nothing contained in the Plan shall prevent a par-ticipant (or his spouse, beneficiary or annuitant if the participant has died), from receiving, in addition to any payments provided for under the Plan, any payments provided for under the Retirement Plan and/or the Investment Incentive Plan, or which would otherwise be payable or distributable to the participant (or to his spouse, beneficiary or annuitant if he has died) under any plan, policy or arrangement of the Bank or an Affiliated Company. Nothing in the Plan shall be construed as preventing the Bank or an Affiliated Com-pany from establishing any other or different plans providing for current or deferred compensation for employees.

                                 ARTICLE TWELVE

                                 MISCELLANEOUS

          Nothing contained in the Plan shall be construed as a contract of employment between the Bank or an Affili-ated Company and an employee, as a right of any employee to be continued in the employment of the Bank or an Affili-ated Company, or as a limitation of the right of the Bank or an Affiliated Company to discharge any of its employees, with or without cause.

          All of the provisions of the Plan shall be binding upon all persons who shall be entitled to any benefit here-under, their heirs and personal representatives.

         IN WITNESS WHEREOF, THE VALLEY NATIONAL BANK OF
ARIZONA has signed this instrument the 27th day of November, 1985.



                               THE VALLEY NATIONAL BANK OF
                               ARIZONA





                               By /s/ Leonard W. Huck
                                  -------------------------------
                                  Its President & CAO



                                      ---------------------------

                                               "Bank"


Attest:

By  /s/ G. E. Wright
   --------------------------
   Its Cashier



       ----------------------

                               FIRST AMENDMENT TO

                      THE VALLEY NATIONAL BANK OF ARIZONA

                  SUPPLEMENTAL EXCESS BENEFIT RETIREMENT PLAN


           Effective in 1983, THE VALLEY NATIONAL BANK OF ARIZONA, a national banking association (hereinafter referred to as the "Bank") adopted THE VALLEY NATIONAL BANK OF ARIZONA SUPPLEMENTAL EXCESS BENEFIT RETIREMENT PLAN (hereinafter referred to as the "Plan") to benefit certain participants in the Retirement Plan for Employees of The Valley National Bank of Arizona and the In-vestment Incentive Plan for Employees of The Valley National Bank of Arizona (hereinafter respectively referred to as the "Retire-ment Plan" and the "Investment Incentive Plan." Effective Janu-ary 1, 1987, certain provisions of the Internal Revenue Code en-acted under the Tax Reform Act of 1986 will restrict contributions on behalf of certain executives and key employees of the Bank under the Investment Incentive Plan. By this Amendment, the Bank desires to amend the Plan for the purpose of supplementing con-tributions that may no longer be made under the Investment Incen-tive Plan with benefits under this Plan. By this instrument, the Bank accomplishes such amendment.

          1. This Amendment shall be effective January 1, 1987. Except as amended by this First Amendment, the Bank hereby rati-fies the Plan as most recently restated November 27, 1985. Ex-cept as amended herein, the Plan shall remain in full force and effect.

            2. ARTICLE FOUR of the Plan is hereby deleted in its entirety, and the following ARTICLE FOUR is inserted in lieu thereof:

                                  ARTICLE FOUR

                                    BENEFITS

            Any participant in this Plan who is a Participant in the Retirement Plan and who receives a benefit under the Retirement
Plan (or such participant's surviving spouse or annuitant in the event of the participant's death) shall be entitled to a monthly benefit payable hereunder in accordance with ARTICLE FIVE of the Plan, equal to the excess, if any, of (a) the amount of such par-ticipant's monthly benefit (or the surviving spouse's or annui-tant's monthly benefit if the participant has died) under the Re-tirement Plan determined without regard to the limitations of Sec-tion 4.3 of the Retirement Plan and Section 415 of the Code, over
(b) the amount of such participant's monthly benefit (or the sur-viving spouse's or annuitant's monthly benefit if the participant has died) actually payable under the Retirement Plan, as determined under the provisions of the Retirement Plan, subject to Section
4.3 of the Retirement Plan and Section 415 of the Code.

            Any participant in this Plan who is a Participant in the Investment Incentive Plan and who has Accounts under the Invest-ment Incentive Plan (or such participant's surviving spouse or designated beneficiary in the event of the participant's death) shall be entitled to a benefit payable hereunder in accordance with ARTICLE FIVE of the Plan, equal to the excess, if any, of (a) the total amount which would be allocated to the participant's Ac-counts under the Investment Incentive Plan, without regard to the limitations of Section 415 of the Code as incorporated therein, over (b) the amount actually allocated to the participant's Ac-counts under the Investment Incentive Plan as a result of the limitations of Section 415 of the Code as incorporated therein.
The participant shall be credited with interest on the amount so determined at the currently prevailing rate credited to the Money Market Fund of the Investment Incentive Plan as of each Accounting Date under the Investment Incentive Plan.

            Any participant (or such participant's surviving spouse or designated beneficiary in the event of the participant's death) in this Plan who is a Participant in the Investment Incentive Plan and who is unable to direct (or is subject to a refund of direc-ted amounts) Pre-Tax Required Contributions (as defined in the In-vestment Incentive Plan) under the Investment Incentive Plan in the amount of six percent (6%) of Earnings (as defined in the In-vestment Incentive Plan) by reason of the Seven Thousand Dollar

($7,000) limitation on such contributions under Section 402(g) of the Code and the corresponding provisions of the Investment Incen-tive Plan, or the "anti-discrimination" requirements of Section 401(k)(3) of the Code and the corresponding provisions of the In-vestment Incentive Plan, shall be entitled to a benefit hereunder in accordance with ARTICLE FIVE of the Plan equal to the amount of Employer Contributions (as defined in the Investment Incentive
Plan) that would have been credited to such participant's Employer Contributions Account (as defined in the Investment Incentive Plan) as a matching contribution based on the Pre-Tax Required Contri-butions the participant could have made in the absence of such limi-tations, together with interest credited on such Employer Contri-butions as though such Employer Contributions had been credited to the Money Market Fund of the Investment Incentive Plan (and not withdrawn) and adjusted as of each Accounting Date under the Invest-ment Incentive Plan.

           Benefits payable under this Plan shall be payable to a participant (or the participant's spouse, beneficiary or other annuitant if the participant has died) in the same manner and sub-ject to all the same options, doncitions, privileges and restric-tions as are applicable to the benefits payable to the participant (or his spouse, beneficiary or other annuitant) under the Retire-ment Plan and/or Investment Incentive Plan, as though such bene-fits were payable under the Retirement Plan and/or the Investment Incentive Plan, without, however, taking into account the limita-tions of Section 415 of the Code as set forth in the Retirement
Plan and the Investment Incentive Plan. An election of mode of pay-ment under the Retirement Plan and/or the Investment Incentive Plan shall constitute an election under this Plan.


           IN WITNESS WHEREOF, THE VALLEY NATIONAL BANK OF ARIZONA, has signed this instrument this 31st day of December, 1986.


                                  THE VALLEY NATIONAL BANK OF
                                  ARIZONA



                                  By  /s/
                                     --------------------------------
                                      Its Chairman of the Board



                                          ---------------------------

ATTEST:



By  /s/ G. E. Wright
   -------------------------
  Its Cashier



      ----------------------

                                   RESOLUTION

        WHEREAS, Section 415 of the Internal Revenue Code imposed certain limitations on pension payments from the Retirement Plan for Employees of The Valley National Bank of Arizona;

        WHEREAS, The Board of Directors deems it to be in the best interest of the Association to provide supplemental payments to certain executives of the Association and its corporate affiliates, to be designated by the Executive Committee of the Board of Directors;

        NOW, THEREFORE, BE IT RESOLVED, That The Valley National Bank of Arizona Supplemental Benefit Plan presented to this meeting be, and the same hereby is, approved and adopted;

        RESOLVED FURTHER, That the Chairman of the Board or the President of this Association be, and he hereby is, authorized, empowered and directed, for and on behalf of this Association, and in its corporate name, and as its corporate act and deed, to execute the Supplemental Benefit Plan with such changes, deletions or additions therein as he may approve, his execution thereof to conclusively evidence his approval of such changes, deletions or additions;

        RESOLVED FURTHER, That the Executive Committee of the Board of Directors of this Association shall designate for participation in said Supplemental Benefit Plan such officers and other employees of this Association and affiliated corporations as said Executive Committee shall determine, in its sole and absolute discretion.

        RESOLVED FURTHER, That the acts and deeds of the officers of this Association and the Executive Committee necessary to carry out the intent and purpose of these resolutions be, and the same hereby are, ratified, confirmed, approved and adopted as the acts and deeds of this Association.



        I, G. E. Wright, Vice President and Cashier of The Valley National Bank of Arizona, hereby certify that the above is a true copy of a resolution adopted by the Board of Directors of The Valley National Bank of Arizona at a meeting held July 20, 1983.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Bank this 25th day of August, 1983.


                                        /s/ G. E. Wright
                                        --------------------------------
                                        Vice President and Cashier

                     RESOLUTION

           WHEREAS, Section 415 of the Internal
Revenue Code of 1954 (the "Code") imposes certain limitations on benefits payable from qualified employee pension and profit sharing plans;

           WHEREAS, The limitations of Section 415
of the Code will reduce the benefits payable to certain executives and key employees of The Valley
National Bank of Arizona (the "Corporation") and its corporate affiliates under the Retirement Plan for Employees of The Valley National Bank of
Arizona (the "Retirement Plan") and the Investment
Incentive Plan for Employees of The Valley National
Bank of Arizona (the "Investment Incentive Plan");

           WHEREAS, The Board of Directors of the
Corporation deems it to be in the best interest of the Corporation and its corporate affiliates to establish an "excess benefit plan" as defined in
Section 3(36) of the Employee Retirement Income
Security Act of 1974 under which certain executives and key employees of the Corporation and its corporate affiliates designated by the Executive
Committee of the Board of Directors will have their benefit payments under the Retirement Plan and the Investment Incentive Plan supplemented by payments designed to ensure that the total benefits received by such executives and key employees under the Retirement Plan and the Investment Incentive Plan and under the "excess benefit plan" will equal the benefits to which the executives or key employees would have been entitled under the Retirement Plan and the Investment Incentive Plan in the absence of the limitations of Section 415 of the Code;

           WHEREAS, As a Supplemental Excess Benefit
Retirement Plan was adopted at a meeting on July
20, 1983;

           WHEREAS, The Board of Directors now
desires to amend the Plan to extend its coverage to executives and key employees whose benefits under the Investment Incentive Plan will be reduced by the limitations of Section 415 of the Code;

           NOW THEREFORE BE IT RESOLVED, That the
Plan be amended to extend its coverage to certain executives and key employees designated by the Executive Committee of the Board of Directors of the Corporation, whose company contribution alloca-tions under the Investment Incentive Plan will be reduced as a result of the limitations of Section
415 of the Code; and

                   RESOLVED FURTHER, That said amendment
         shall be effective as of January 1, 1983; and

                   RESOLVED FURTHER, That the President or a
         Vice President be and hereby is authorized to execute such amendments or revised plan documents as in his opinion will carry out the objectives of these resolutions; and

                   RESOLVED FURTHER, That the acts and deeds of the officers of the Corporation necessary to carry out the intent and purpose of these resolu-tions be, and the same hereby are, ratified, confirmed and adopted as the acts and deeds of the Corporation.


         I, G. E. Wright, Senior Vice President and Cashier of The Valley National Bank of Arizona, do hereby certify that the fore-going is a copy of a Resolution adopted by the Board of Directors of The Valley National Bank of Arizona at a meeting held November 20, 1985, and entered on the minutes of the Bank.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Bank this 19th day of December, 1985.



                                                 /s/   G. E. Wright
                                                 ------------------------------
                                                 Senior Vice President & Cashier